                                                                     EXHIBIT 2.5



                                                               December 19, 1997


Gregg B. Shafter
President
Atlas Corporation
370 17th St., Suite 3050
Denver, Colorado 80202

          Re:    Grassy Mountain Project, Malheur County, Oregon
                 -----------------------------------------------

Dear Sirs:

     The purpose of this letter (the "Agreement") among Atlas Corporation, its wholly-owned subsidiary, Atlas Precious Metals Inc. (collectively, "Atlas") and Tombstone Explorations Co. Ltd., and its wholly-owned subsidiary, Tombstone Nevada Inc. (collectively, "Tombstone") is to confirm the terms and provisions we have agreed to in respect of the interests of Atlas in a property referred to as the Grassy Mountain Project, located in Malheur County, Oregon, U.S.A. (the "Project"), which property is more specifically described in Schedule A to this Agreement.

     Tombstone and Atlas hereby agree to the following:

     1. Atlas hereby grants Tombstone an option to acquire a 100% interest in the Project (the "Option") and the rights to have access to and make use of the real property comprising the Project (the "Property") for the purpose of conducting exploration activities. More particularly, Atlas hereby grants to Tombstone, subject only to any limitations contained in the Leases (as defined below), the exclusive right to enter upon and use all or any part of the surface and subsurface of the Property during the Option Period (as defined below), for the purposes of surveying, prospecting, bulk sampling, drilling, exploring and testing the same for any and all ores, metals, minerals and materials of every kind and character whatsoever found in, on or under the Property (hereinafter, the "Valuable Minerals").

     2. From and after September 15, 1997, and through the date it exercises the Option (the "Option Period"), Tombstone shall be solely responsible for taking all actions necessary for maintaining the Property, subject to the provisions of Paragraph 24, including, without limitation, (i) the timely payment of all required claim maintenance fees, and the timely filing, and recording of appropriate affidavits or notices of intent to hold for the unpatented mining claims which comprise a portion of the Property, and (ii) compliance with and assumption of all of the terms and conditions of the leases which comprise a portion of the Property, as described in Exhibit A (collectively, the "Leases"). Tombstone shall also maintain worker's compensation insurance covering all of its employees engaged in activities at the Property as may be required under Oregon law, and general liability insurance covering its activities at the Property in accordance with industry standard. Prior to commencing any activities on the Property, Tombstone shall provide Atlas with evidence of such liability insurance, and Atlas shall be named as an additional insured on all such insurance policies. Tombstone agrees to put in place such surety as may be required to assume the reclamation obligation at the Property (approximately $145,000) on or before March 15, 1999, or, if earlier, not later than forty-five days following payment of the Purchase Price in full. In the event that Tombstone elects not to exercise the Option, Tombstone agrees that the reclamation obligations at the Property which Atlas reassumes shall not exceed the existing $145,000 level. Tombstone agrees to indemnify Atlas and hold Atlas harmless from and against any expenses, claims, losses, liabilities or damages, including all attorneys' fees actually incurred by Atlas, arising out of or based on Tombstone's activities on the Property during the Option Period, or Tombstone's failure to comply with the provisions of this Paragraph 2.

     3. During the Option Period, Tombstone shall have exclusive control (subject to the provisions of the Leases) of all operations on the Property and of any and all equipment, supplies, machinery and other assets purchased or otherwise acquired or under its control in connection with such operations. Tombstone may carry out such operations on the Property during the Option Period as it may, in its sole discretion, determine to be warranted; provided, however, that Tombstone may not mine and remove Valuable Minerals from the Property for the purpose of sale unless it has exercised the Option. Tombstone agrees to conduct and perform all of its operations on the Property during the Option Period in compliance with all applicable federal, state and local laws, rules and regulations. Tombstone shall obtain all required permits and post all required bonds or other surety necessary for the conduct of such operations. Atlas, to the extent it may legally do so, shall use its reasonable efforts to assign or transfer to Tombstone the right to conduct activities on the Property under permits now held in the name of Atlas. Tombstone shall indemnify and hold Atlas harmless from and against any expenses, claims, losses liabilities or damages, including all attorneys' fees actually incurred by Atlas, arising from or relating to Tombstone's (i) activities conducted under permits issued in the name of Atlas, (ii) failure to comply with said laws or (iii) failure to obtain the permits or place the bonds or other surety required in connection with any of Tombstone's activities at or on the Property during the Option Period. During the Option Period, Tombstone shall keep the title to the Property free and clear of all liens and encumbrances resulting from its operations hereunder; provided, however, that Tombstone may refuse to pay any claims asserted against it which it disputes in good faith or which are in existence as of the date hereof. At its sole cost and expense, Tombstone shall contest any suit, demand or action commenced to enforce such a claim and, if the suit, demand or action is decided by a court or other authority of ultimate and final jurisdiction against Tombstone or the Property, Tombstone shall promptly pay the judgment and shall post any bond and take all other action necessary to prevent any sale or loss of the Property or any part thereof. If it does not exercise the Option, Tombstone shall reclaim the Property, to the extent disturbed by it during the Option Period, in accordance with applicable federal, state and local laws, rules and regulations.

     4. Each of the parties represents and warrants to the other as of the date hereof as follows, and covenants that if the Option is exercised these representations and warranties will be true and correct on the Closing Date (as defined below):

          (a) It is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation.

          (b) Each of Atlas and Tombstone (or its wholly-owned U.S. subsidiary) are duly qualified to do business in the State of Oregon.

          (c) It has the requisite corporate power and authority to: (i) enter into this Agreement and all other agreements contemplated hereby; and to (ii) carry out and perform its obligations under the terms and provisions of this Agreement and all agreements contemplated hereby.

          (d) All requisite corporate action on its part, and its officers and directors, necessary for the execution, delivery and performance of this Agreement and all of its other agreements of contemplated hereby have been taken. This Agreement and all agreements and instruments contemplated hereby, when executed and delivered by it, and assuming valid execution and delivery by the other party, will be the legal, valid, and binding obligations of it enforceable against it in accordance with their terms. The execution, delivery and performance of this Agreement will not violate any provision of law; any order of any court or other agency of government; or any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are bound; or be in conflict with, result in a breach of or constitute (with due notice and lapse of time) a default under any such indenture, agreement or other instrument. There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on it which would be contravened by the execution, delivery, performance or enforcement of this Agreement or any instrument or agreement required hereunder. Notwithstanding the foregoing, no representation is made as to the remedy of specific performance or other equitable remedies for the enforcement of this Agreement or any other agreement contemplated hereby. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

          (e) All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by it in such manner as not to give rise to any valid claim against the other party or any third party for a brokerage commission, finder's fee or other fee or commission arising by reason of the transactions contemplated by this Agreement.

     5. Atlas represents and warrants to Tombstone that, to its knowledge, after inquiry with its President, its Vice-President for Environmental and Governmental Affairs, its Controller, and its land department, (i) Atlas has not violated any environmental laws with respect to its operations on the Property; (ii) other than as set forth in the Leases, there are no liens, encumbrances, or other burdens on production affecting the Property; (iii) there are no material defects of title to the Property created by Atlas; (iv) the Leases are in full force and effect and Atlas is aware of no defaults thereunder; and (v) there are no pending or threatened litigation, claims, actions, suits or inquiries which would have a material adverse effect on the Property. Nothing herein shall be deemed to be a representation or warranty by Atlas as to a discovery of Valuable Minerals within any of the unpatented mining claims comprising the Property.

     6. During the Option Period, Atlas shall make available to Tombstone all data and information ("Data") pertaining to the Property in its
          possession.   In the event Tombstone exercises its Option, all Data
          shall become the property of Tombstone. During the term of the Option, Atlas shall have the reasonable right to have access to and review such Data, including any such Data that is developed by Tombstone. In the event Tombstone elects not to exercise its Option, all Data delivered to Tombstone and all Data developed by Tombstone pertaining to the Property shall be delivered to Atlas.

     7. In consideration for Atlas granting the Option, Tombstone agrees to make certain payments (the "Option Payments"), as follows:

          .  U.S. $100,000 (paid);

          . On execution of this Agreement (but not later than December 19, 1997), $300,000, plus an additional amount of $16,650 as reimbursement for costs associated with the Property and incurred by Atlas since September 15, 1997 by wire transfer in accordance with instructions to be provided by Atlas;

          .  U.S. $50,000 on or before March 15, 1998;
          .  U.S. $50,000 on or before May 15, 1998;
          .  U.S. $200,000 on or before July 15, 1998;
          .  U.S. $300,000 on or before December 15, 1998;
          .  U.S. $500,000 on or before July 15, 1999;
          .  U.S. $500,000 on or before December 15, 1999;
          . U.S. $1,000,000 on or before December 15, 2000; and . U.S. $1,000,000 on or before December 15, 2001.

          The total purchase price is U.S. $4.0 million, comprised of the sum of the Option Payments (collectively, the "Purchase Price").

          The parties hereby agree that if Tombstone fails to timely make any Option Payment required under Paragraph 7, this Agreement shall terminate, and Tombstone shall have no right to recover any Option Payments previously made. No failure to make a payment shall be deemed to have occurred until three business days after the date such payment is due.

     8. Atlas acknowledges that it has received the initial $100,000 Option Payment.

     9. Tombstone agrees to pay, as additional consideration for the Option granted hereunder an amount equal to one-half of the landman's and legal fees actually incurred or accrued by Atlas in connection with the preparation of an updated title opinion (covering certain Poison Springs and Frog unpatented mining claims) reasonably satisfactory to Tombstone, promptly after Tombstone's receipt of the title opinion.
          In the event a material title defect is identified in that opinion, the $300,000 Option Payment made by Tombstone to Atlas on December 19, 1997 shall be returned. With respect to the final two $1,000,000 Option Payments, at Tombstone's sole election, it may satisfy such payments by delivery to Atlas of the sum of U.S. $1,500,000 on or before February 15, 2000.

    10. Tombstone may exercise the Option at any time during the Option Period by paying the Purchase Price in full (either as set forth in Paragraph 7 or Paragraph 9) and providing written notice of its election to exercise the Option to Atlas. Within five business days after receipt of such notice (the "Closing Date"), Atlas shall deliver to Tombstone:
          (i) a fully executed and acknowledged special warranty deed conveying the Property to Tombstone, free and clear of all liens, claims and encumbrances arising by, through or under Atlas (other than royalties payable under the Leases); (ii) a fully executed and acknowledged assignment conveying to Tombstone an undivided 100% interest in the Leases, the terms and provisions of each of which Tombstone hereby agrees to comply with and be bound by; (iii) a fully-executed and acknowledged quitclaim deed conveying the water right listed on Exhibit A from

          Atlas to Tombstone; (iv) a fully-executed assignment of the office lease in Vale, Oregon; and (v) any other documents as are reasonably deemed necessary by Tombstone to effect the conveyances contemplated under this Agreement.

     11. The parties acknowledge and agree that this Agreement is subject to any requisite regulatory approvals.

     12. Tombstone may assign all of its rights and obligations under this Agreement without the consent of Atlas, provided however, that until the Purchase Price is paid in full, Tombstone Explorations Co. Ltd. will guarantee all obligations hereunder as a condition to the effectiveness of any such assignment. Atlas may assign its rights and obligations under this Agreement with the prior written consent of Tombstone, which shall not be unreasonably withheld.

     13. Atlas agrees to defend, indemnify and hold harmless Tombstone, its successors, affiliates, assigns, officers, directors and employees from and against any and all claims, actions, suits, losses, liabilities, damages, assessments, judgments, costs and expenses, including reasonable attorneys' fees, arising out of or related to (i) any breach by Atlas of any representation, covenant or warranty set forth herein, or (ii) any activities conducted by Atlas on or in connection with the Property prior to the date Tombstone exercises the Option.

     14. In addition to the indemnification obligations set forth in Paragraphs 2 and 3, Tombstone agrees to defend, indemnify and hold harmless Atlas, its successors, affiliates, assigns, officers, directors and employees from and against any and all claims, actions, suits, losses, liabilities, damages, assessments, judgments, costs and expenses, including reasonable attorneys' fees, arising out of or related to (i) any breach by Tombstone of any representation, covenant or warranty set forth herein, or (ii) any activities conducted by Tombstone on or in connection with the Property after the Option Period.

     15. Any party who has a claim giving rise to indemnification liability pursuant to this Agreement (an "Indemnified Party") which results from a claim by a third party shall give prompt notice to the other party (the "Indemnifying Party") of such claim, together with a reasonable description thereof. Failure to provide such notice shall not relieve a party of any of its obligations hereunder except to the extent materially prejudiced thereby. With respect to any claim by a third party against any party to this Agreement which is subject to indemnification under this Agreement, the Indemnifying Party shall be afforded the opportunity, at its expense, to defend or settle the claim if it utilizes counsel reasonably satisfactory to the Indemnified Party, and promptly commences the defense of such claim and pursues such defense with diligence; provided, however, that the Indemnifying Party shall secure the consent of the Indemnified Party to any settlement, which consent shall not be unreasonably withheld. The Indemnified Party may participate in the defense of any claim at its expense, and until the Indemnifying Party has agreed to defend such claim, the Indemnified Party may file any motion, answer or other pleading or take such other action as it deems appropriate to protect its interests or those of the Indemnifying Party. If an Indemnifying Party does not elect to contest any third-party claim, the Indemnifying Party shall be bound by the results obtained with respect thereto by the Indemnified Party, including any settlement of such claim.

     16. Tombstone shall have the right to terminate, surrender and relinquish this Agreement at any time during the Option Period by giving written notice to Atlas of such election. If Tombstone does not timely make any Option Payment during the Option Period, this Agreement will terminate as set forth in Paragraph 7. Upon termination of this Agreement, Tombstone shall have no further liability or obligations hereunder or with respect to the Property, except with respect to the indemnification obligations set forth in Paragraphs 2 and 3, and the obligations set forth in Paragraphs 6, 14, 17 and 18, and Atlas shall have no further liability or obligations hereunder.

     17. Upon termination of this Agreement, if Tombstone has not exercised the Option, it will provide Atlas with a written release, in recordable form, of its rights hereunder with respect to the Property. In addition, if this Agreement terminates after August 1st of any year during the Option Period, Tombstone shall be obligated to timely pay all claim maintenance fees to maintain the unpatented mining claims compromising the Property through the next subsequent assessment year, and to timely make all required filings and recordings associated therewith.

     18. Upon termination of this Agreement, if Tombstone has not exercised the Option, it shall surrender possession of the Property to Atlas, subject to the condition that Tombstone shall have the right at any time within six months thereafter to complete any reclamation obligations required of it pursuant to Paragraph 3, and to remove all of its tools, equipment, machinery, supplies, fixtures, buildings, structures and other property erected or placed on such property by Tombstone, excepting only timber, chutes and ladders in place for underground support and entry. Title to such property not removed within six months shall, at the election of Atlas, pass to Atlas. Alternatively, at the end of six months, Atlas may remove any such property from the Property and dispose of the same in a commercially reasonable manner, all at the expense of Tombstone.

     19. Tombstone may, at any time during the Option Period, terminate this Agreement as to less than all of the Property, by providing written notice of such election to Atlas; provided, however, that Tombstone may not elect to terminate this Agreement as to some, but not all of any group of unpatented mining claims or fee lands covered by a particular Lease. In the event of such a partial termination, Tombstone shall have no further liability or obligations hereunder or with respect to the unpatented mining claims to which that partial termination applies, except to reconvey its interest in such portion of the Property to Atlas, and with respect to the indemnification obligations set forth in Paragraphs 2 and 3, and the obligations set forth in Paragraphs 6, 14, 17 and 18. In addition, if Tombstone elects to partially terminate this Agreement as to all of the unpatented mining claims or fee lands covered by a particular Lease within 30 days of the date when any advance or annual minimum royalty payment is due thereunder, Tombstone shall remain responsible for timely making the required payment.

     20. Any press release or public announcement concerning this Agreement, its contents, the Property, and data and information pertaining to the Property will not be made by either party except as required by applicable laws, regulations or stock exchange rules, or as otherwise agreed by the parties, without the prior written consent of the other party, such consent not to be unreasonably withheld and to be given in a timely manner. Tombstone hereby acknowledges that it is relying at its sole risk on any Data regarding the Property as delivered to it by Atlas an that they have conducted their own technical evaluation of the merits of the Property. Further, although Atlas believes it has included in the Data information known to it which it believes to be relevant to an investigation of the acquisition of the Property, Atlas hereby expressly disclaims any representation as to the accuracy or completeness of any Data heretofore or hereafter delivered to Tombstone and those reviewing such Data as allowed hereunder shall be so advised by Tombstone.

     21.  Time shall be of the essence of this Agreement.

     22. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon, except for its rules as to conflicts of laws.

     23. This Agreement shall inure to the benefit of and be binding on Tombstone and Atlas and their successors and assigns.

     24. Atlas and Tombstone hereby agree that upon making Option Payments in the aggregate amount of $2,000,000 (which would occur when Tombstone makes the Option Payment due December 15, 1999), Tombstone shall have earned and will be vested in fifty percent of Atlas' interest in the Property. Upon receipt of the December 15, 1999 Option Payment, Atlas shall promptly execute and deliver to Tombstone conveyance documents of the type set forth in Paragraph 10, conveying to Tombstone fifty percent of Atlas' interest in the Property. After making the December 15, 1999 Option Payment, and if it is not otherwise in default under this Agreement, Tombstone may, not later than February 15, 2000, provide written notice to Atlas of Tombstone's election to enter into a mining venture agreement with Atlas at the Project, in which case the parties shall endeavor to negotiate promptly and in good faith a mining venture agreement (using the Rocky Mountain Mineral Law

          Foundation Forms 5 and 5A as a guide) to govern any future activities at the Project. If Tombstone fails to timely provide such written notice, all of the terms and provisions of this Agreement shall continue in full force and effect.

     25. This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between Atlas and Tombstone and/or John E. Watson with respect to the subject matter herein. This Agreement is intended to be a binding agreement which will replace the letter agreement between the parties dated November 13, 1997.

     26. All references to monetary amounts in this Agreement shall be to U.S. dollars.



[THIS SPACE INTENTIONALLY LEFT BLANK]

     If the foregoing accurately summarizes our understanding, would you kindly indicate the same on the enclosed copy of this Agreement in the space provided and return the same as soon as possible.

                         Yours truly,

                         TOMBSTONE EXPLORATIONS CO. LTD.

                         SIGNATURE ILLEGIBLE
                         ____________________________________
                         Authorized Signatory


                         TOMBSTONE NEVADA INC.

                         SIGNATURE ILLEGIBLE
                         ____________________________________
                         Authorized Signatory


                         ATLAS CORPORATION

                         SIGNATURE ILLEGIBLE
                         ___________________________________
                         Authorized Signatory


                         ATLAS PRECIOUS METALS INC.

                         SIGNATURE ILLEGIBLE
                         ___________________________________
                         Authorized Signatory


                         SIGNATURE ILLEGIBLE
                         ____________________________________
                         John E. Watson, for purposes evidencing his agreement to the provisions of Paragraph 25 of this Agreement

                                   EXHIBIT A

1. The following unpatented lode mining claims located in Sections 7 and 8, T 22 S - R 44 E, WM, in Malheur County, Oregon:

                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Don 1                          108077       88      22025
Don 2                          108078       88      22026
Don 3                          108079       88      22027
Don 4                          108080       88      22028
Don 5                          108081       88      22029

Don 6                          108082       88      22030
Don 7                          108083       88      22031
Don 8                          108084       88      22032
Don 9                          108085       88      22033


II. The following lode mining claims located in Sections 1, 12, 13, 24, T 22 S - R 43 E, Sections 31 - 34, T 21 S - R 44 E, Sections 3 - 10, 17 - 19, T 22
S - R 44 E, WM, in Malheur County, Oregon:

                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 1                         104797       88      18804
Frog 2                         104798       88      18805
Frog 3                         126210       89      39554
Frog 4                         126211       89      39555
Frog 5                         104801       88      18808

Frog 6                         104802       88      18814
Frog 7                         104803       88      18809
Frog 8                         104804       88      1881G
Frog 9                         104805       88      18811
Frog 10                        104806       88      18812

Frog 10A                       108086       88      22228
Frog 11                        104807       88      18813
Frog 12                        104808       88      18815
Frog 13                        104809       88      18816
Frog 14                        104810       88      18817

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 15                        104811       88      18818
Frog 16                        104812       88      18819
Frog 17                        104813       88      18820
Frog 18                        104814       88      18821
Frog 19                        104815       88      18822

Frog 20                        104816       88      18823
Frog 21                        104817       88      18824
Frog 22                        104818       88      18825
Frog 23                        104819       88      18826
Frog 24                        104820       88      18827

Frog 25                        104821       88      18828
Frog 25A                       108087       88      22229
Frog 26                        104822       88      18829
Frog 26A                       108088       88      22230
Frog 27                        104823       88      18830

Frog 28                        104824       88      18831
Frog 29                        104825       88      18832
Frog 30                        104826       88      18833
Frog 31                        104827       88      18834
Frog 32                        104828       88      18835

Frog 33                        104829       88      18836
Frog 34                        104830       88      18837
Frog 35, as amended            104831       90       3396
Frog 35A                       108089       88      22231.
Frog 36                        104832       88      18839

Frog 37                        104833       88      18840
Frog 38                        104834       88      18841
Frog 39                        104835       88      18842
Frog 40                        104836       88      18843
Frog 41                        104837       88      18844

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 42                        104838       88      18845
Frog 46                        104839       88      18846
Frog 46A                       108090       88      22232
Frog 46B                       108091       88      22233
Frog 47                        104840       88      18847

Frog 48                        104841       88      18848
Frog 49                        104842       88      18849
Frog 50                        104843       88      18850
Frog 51                        104844       88      18851
Frog 52                        104845       88      18852

Frog 53                        104846       88      18853
Frog 54                        104847       88      18854
Frog 55                        104848       88      18855
Frog 56                        104849       88      18856
Frog 57                        104850       88      18857

Frog 58                        104851       88      18858
Frog 59                        104852       88      18859
Frog 60                        104853       88      18860
Frog 61                        104854       88      18861
Frog 62                        104855       88      18862

Frog 63                        104856       88      18863
Frog 64                        104857       88      18864
Frog 65                        104858       88      18865
Frog 66                        104859       88      18866
Frog 67                        104860       88      18867

Frog 68                        104861       88      18868
Frog 69                        104862       88      18869
Frog 70                        104863       88      18870
Frog 71                        104864       88      18871
Frog 72                        104865       88      18872

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 73                        104866       88      18873
Frog 74                        104867       88      18874
Frog 75                        104868       88      18875
Frog 76                        104869       88      18876
Frog 77                        104870       88      18877

Frog 78                        104871       88      18878
Frog 79                        104872       88      18879
Frog 80                        104873       88      18880
Frog 81                        104874       88      18881
Frog 82                        104875       88      18882

Frog 83                        104876       88      18883
Frog 84                        104877       88      18884
Frog 85, as amended            104878       90       1366
Frog 86, as amended            104879       90       1367
Frog 87, as amended            104880       90       1368

Frog 88, as amended            104881       90       1369
Frog 89, as amended            104882       90       1370
Frog 90, as amended            104883       90       1371
Frog 91, as amended            104884       90       1372
Frog 92, as amended            104885       90       1373

Frog 93                        104886       88      18893
Frog 94                        104887       88      18894
Frog 95                        104888       88      18895
Frog 96                        104889       88      18896
Frog 97                        104890       88      18897

Frog 98                        104891       88      18898
Frog 99                        104892       88      18899
Frog 100                       104893       88      18900
Frog 101                       104894       88      18901
Frog 102                       104895       88      18902

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 103                       104896       88      18903
Frog 104                       104897       88      18904
Frog 105                       104898       88      18905
Frog 106                       104899       88      18906
Frog 107                       104900       88      18907

Frog 108                       104901       88      18908
Frog 109                       104902       88      18909
Frog 110                       104903       88      18910
Frog 111                       104904       88      18911
Frog 112                       104905       88      18912

Frog 113                       104906       88      18913
Frog 114                       104907       88      18914
Frog 115                       104908       88      18915
Frog 116                       104909       88      18916
Frog 117                       104910       88      18917

Frog 118                       104911       88      18918
Frog 119                       104912       88      18919
Frog 120                       104913       88      18920
Frog 121                       104914       88      18921
Frog 122                       104915       88      18922

Frog 123                       104916       88      18923
Frog 124                       104917       88      18924
Frog 125                       104918       88      18925
Frog 126                       104919       88      18926
Frog 127                       104920       88      18927

Frog 128                       104921       88      18928
Frog 129                       104922       88      18929
Frog 130                       104923       88      18930
Frog 131                       104924       88      18931
Frog 132                       104925       88      18932

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 133                       104926       88      18933
Frog 134                       104927       88      18934
Frog 135                       104928       88      18935
Frog 136                       104929       88      18936
Frog 137                       104930       88      18937

Frog 138                       104931       88      18938
Frog 139                       104932       88      18939
Frog 140                       104933       88      18940
Frog 141                       104934       88      18941
Frog 142                       104935       88      18942

Frog 143                       104936       88      18943
Frog 144                       104937       88      18944
Frog 145                       104938       88      18945
Frog 146                       104939       88      18946
Frog 147                       104940       88      18947

Frog 148                       104941       88      18948
Frog 149                       104942       88      18949
Frog 150                       104943       88      18950
Frog 151                       125178       89      38517
Frog 152                       125179       89      38518

Frog 153                       104946       88      18953
Frog 154                       104947       88      18954
Frog 155                       104948       88      18955
Frog 157                       104950       88      18957
Frog 159                       104952       88      18959

Frog 161                       104954       88      18961
Frog 163                       104956       88      18963
Frog 166                       104959       88      18966
Frog 167                       104960       88      18967
Frog 168                       104961       88      18968

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 169                       104962       88      18969
Frog 170                       104963       88      18970
Frog 171                       104964       88      18971
Frog 172                       104965       88      18972
Frog 173                       104966       88      18973

Frog 174                       104967       88      18974
Frog 175                       104968       88      18975
Frog 176                       104969       88      18976
Frog 177                       104970       88      18977
Frog 178                       104971       88      18978

Frog 179                       104972       88      18979
Frog 180                       104973       88      18980
Frog 181                       104974       88      18981
Frog 182                       104975       88      18982
Frog 183                       104976       88      18983

Frog 184                       104977       88      18984
Frog 195                       104988       88      18995
Frog 196                       104989       88      18996
Frog 197                       104990       88      18997
Frog 198                       104991       88      18998

Frog 199                       104992       88      18999
Frog 200                       104993       88      19000
Frog 202                       104995       88      19002
Frog 203                       104996       88      19003
Frog 204                       104997       88      19004

Frog 205                       104998       88      19005
Frog 206                       104999       88      19006
Frog 207                       105000       88      19007
Frog 208                       105001       88      19008
Frog 209                       105002       88      19009

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 210                       105003       88      19010
Frog 211                       105004       88      19011.
Frog 212                       105005       88      19012
Frog 213                       105006       88      19013
Frog 214                       105007       88      19014

Frog 215                       105008       88      19015
Frog 216                       105009       88      19016
Frog 217                       105010       88      19017
Frog 218                       105011       88      19018
Frog 219                       105012       88      19019

Frog 220                       105013       88      19020
Frog 221                       105014       88      19021
Frog 222                       105015       88      19022
Frog 223                       105016       88      19023
Frog 224                       105017       88      19024

Frog 225                       105018       88      19025
Frog 226                       105019       88      19026
Frog 227                       105020       88      19027
Frog 228                       105021       88      19028
Frog 229                       105022       88      19029

Frog 230                       105023       88      19030
Frog 231                       105024       88      19031
Frog 232                       105025       88      19032
Frog 233                       105026       88      19033
Frog 234                       105027       88      19034

Frog 235                       105028       88      19035
Frog 236                       105029       88      19036
Frog 237                       105030       88      19037
Frog 238                       105031       88      19038
Frog 239                       105032       88      19039

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 240                       105033       88      19040
Frog 241                       105034       88      19041
Frog 242                       105035       88      19042
Frog 243                       105036       88      19043
Frog 244                       105037       88      19044

Frog 245                       105038       88      19045
Frog 246                       105039       88      19046
Frog 247                       105040       88      19047
Frog 248                       105041       88      19048
Frog 252                       105913       88      19861

Frog 253                       105914       88      19862
Frog 254                       105915       88      19863
Frog 255                       105916       88      19864
Frog 307                       107254       88      20957
Frog 308                       107255       88      20958

Frog 309                       107256       88      20959
Frog 310                       107257       88      20960
Frog 311                       107258       88      20961
Frog 312                       107259       88      20962
Frog 313                       107260       88      20963

Frog 314                       107261       88      20964
Frog 315                       107262       88      20965
Frog 316                       107263       88      20966
Frog 318                       107265       88      20968
Frog 320                       107267       88      20970

Frog 322                       107269       88      20972
Frog 324                       107271       88      20974
Frog 326                       107273       88      20976
Frog 328                       107275       88      20978
Frog 330                       107277       88      20980

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 332                       107279       88      20982
Frog 334                       107281       88      20984
Frog 336                       107283       88      20986
Frog 338                       107285       88      20988
Frog 340                       107287       88      20990

Frog 469                       107416       88      21119
Frog 649                       107597       88      21299
Frog 650                       107598       88      21300
Frog 651                       107599       88      21301
Frog 652                       107600       88      21302

Frog 653                       107601       88      21303
Frog 654                       107602       88      21304
Frog 655                       107603       88      21305
Frog 656                       107604       88      21306
Frog 657                       107605       88      21307

Frog 658                       107606       88      21308
Frog 679                       107627       88      21329
Frog 680                       107628       88      21330
Frog 681                       107629       88      21331
Frog 682                       107630       88      21332

Frog 683                       107631       88      21333
Frog 684                       107632       88      21334
Frog 685                       107633       88      21335
Frog 686                       107634       88      21336
Frog 687                       107635       88      21337

Frog 688                       107636       88      21338
Frog 689                       107637       88      21339
Frog 691                       107639       88      21341
Frog 693                       107641       88      21343
Frog 707                       107655       88      21357

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 708                       107656       88      21358
Frog 709                       107657       88      21359
Frog 710                       107658       88      21360
Frog 711                       107659       88      21361
Frog 712                       107660       88      21362

Frog 713                       107661       88      21363
Frog 751                       107699       88      21401
Frog 752                       107700       88      21402
Frog 753                       107701       88      21403
Frog 754                       107702       88      21404

Frog 755                       107703       88      21405
Frog 756                       107704       88      21406
Frog 757                       107705       88      21407
Frog 758                       107706       88      21408
Frog 759                       107707       88      21409

Frog 760                       107708       88      21410
Frog 761                       107709       88      21411
Frog 762                       107710       88      21412
Frog 763                       107711       88      21413
Frog 764                       107712       88      21414

Frog 765                       107713       88      21415
Frog 766                       107714       88      21416
Frog 767                       107715       88      21417
Frog 768                       107716       88      21418.
Frog 769                       107717       88      21419

Frog 770                       107718       88      21420
Frog 771                       107719       88      21421
Frog 772                       107720       88      21422
Frog 773                       107721       88      21423
Frog 774                       107722       88      21424

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 775                       107723       88      21425
Frog 776                       107724       88      21426
Frog 777                       107725       88      21427
Frog 778                       107726       88      21428
Frog 779                       107727       88      21429

Frog 780                       107728       88      21430
Frog 781                       107729       88      21431
Frog 782                       107730       88      21432
Frog 783                       107731       88      21433
Frog 784                       107732       88      21434

Frog 785                       107733       88      21435
Frog 786                       107734       88      21436
Frog 787                       107735       88      21437
Frog 788                       107736       88      21438
Frog 789                       107737       88      21439

Frog 790                       107738       88      21440
Frog 791                       107739       88      21441
Frog 792                       107740       88      21442
Frog 793                       107741       88      21443
Frog 794                       107742       88      21444

Frog 795                       107743       88      21445
Frog 796                       107744       88      21446
Frog 956                       107904       88      21606
Frog 957                       107905       88      21607
Frog 958                       107906       88      21608

Frog 959                       107907       88      21609
Frog 960                       107908       88      21610
Frog 961                       107909       88      21611
Frog 962                       107910       88      21612
Frog 963                       107911       88      21613

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 964                       107912       88      21614
Frog 965                       107913       88      21615
Frog 966                       107914       88      21616
Frog 967                       107915       88      21617
Frog 968                       107916       88      21618

Frog 969                       107917       88      21619
Frog 970                       107918       88      21620
Frog 971                       107919       88      21621
Frog 972                       107920       88      21622
Frog 973                       107921       88      21623

Frog 974                       107922       88      21624
Frog 975                       107923       88      21625
Frog 976                       107924       88      21626
Frog 977                       107925       88      21627
Frog 978                       107926       88      21628

Frog 979                       107927       88      21629
Frog 980                       107928       88      21630
Frog 981                       107929       88      21631
Frog 1040                      121899       89      35729
Frog 1042                      121901       89      35731

Frog 1044                      121903       89      35733
Frog 1046                      121905       89      35735
Frog 1048                      121907       89      35737
Frog 1069                      121928       89      35758
Frog 1070                      121929       89      35759

Frog 1071                      121930       89      35760
Frog 1071A                     145857       93       2994
Frog 1072                      121931       89      35761
Frog 1072A                     145858       93       2993
Frog 1091                      121950       89      35780

                                   EXHIBIT A


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 1092                      121951       89      35781
Frog 1093                      121952       89      35782
Frog 1094                      121953       89      35783
Frog 1095                      121954       89      35784
Frog 1096                      121955       89      35785

Frog 1097                      121956       89      35786
Frog 1098                      121957       89      35787
Frog 1099                      121958       89      35788
Frog 1100                      121959       89      35789
Frog 1101                      121960       89      35790

Frog 1102                      121961       89      35791
Frog 1103                      121962       89      35792
Frog 1104                      121963       89      35793
Frog 1106                      121965       89      35795
Frog 1108                      121967       89      35797

Frog 1110                      121969       89      35799
Frog 1112                      121971       89      35801
Frog 1158                      122017       89      35847
Frog 1159                      122018       89      35848
Frog 1160                      122019       89      35849

Frog 1161                      122020       89      35850
Frog 1162                      122021       89      35851
Frog 1163                      122022       89      35852
Frog 1164                      122023       89      35853
Frog 1241                      123658       89      37374

Frog 1242                      123659       89      37375
Frog 1243                      123660       89      37376
Frog 1274                      126212       89      39556
Frog 1275                      126213       89      39557
Frog 1276                      126214       89      39558

Frog 1277                      126215       89      39559

                                   EXHIBIT A


III. The following unpatented lode mining claims located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, WM, in Malheur County, Oregon:


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Poison Spring - 1A             146318       93      6060
Poison Spring - 3A             146319       93      6061
Poison Spring - 5A             146320       93      6062
Poison Spring - 6A             146321       93      6063
Poison Spring - 7A             146322       93      6064

Poison Spring - 8A             146323       93      6065
Poison Spring - 9A             146324       93      6066
Poison Spring - 11A            146325       93      6067
Poison Spring - 14A            146326       93      6068
Poison Spring - 18A            146327       93      6069

Poison Spring - 22A            146328       93      6070
Poison Spring - 26A            146329       93      6071
Poison Spring - 27A            146330       93      6072
Poison Spring - 38A            146331       93      6073

IV.  State of Oregon Water Permit Application #G-1 1847 / Permit #G-10994

                                   EXHIBIT B

I. The following unpatented lode and placer mining claims and fee lands subject to that certain Mining Lease and Option to Purchase dated September 11, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Eileen Bishop, Judy Bishop, John J. Bishop, Jr., Anna Mae Wineburger, aka Anna Mae Hovis, Suzie Bishop, and Chris Bishop, and Atlas Precious Metals Inc., as amended July 2, 1991, and July 8, 1997 and located in Sections 11 - 14, T 22 S - R 43 E, WM, in Malheur County, Oregon:


                                 BLM       MALHEUR COUNTY
PLACER CLAIM NAME               ORMC #     BOOK     PAGE
-----------------               ------     ----     -----
BISHOP 1                        116169      89      31685
BISHOP 2                        116170      89      31686
BISHOP 3                        116171      89      31687
BISHOP 4                        116172      89      31688
BISHOP 5                        116173      89      31689
BISHOP 5 RELOCATED              125516      89      38758


                                 BLM       MALHEUR COUNTY
LODE CLAIM NAME                 ORMC #     BOOK     PAGE
---------------                 ------     ----     -----
Frog 1244                       125180      89      38519
Frog 1245, as amended           125181      91       930
Frog 1246                       125182      89      38521
Frog 1247                       125183      89      38522
Frog 1248                       125184      89      38523

Frog 1249                       125185      89      38524
Frog 1250                       125186      89      38525
Frog 1251                       125187      89      38526
Frog 1252                       125188      89      38527
Frog 1253                       125189      89      38528

Frog 1254                       125190      89      38529
Frog 1255                       125191      89      38530
Frog 1256                       125192      89      38531
Frog 1257                       125193      89      38532
Frog 1258                       125194      89      38533

Frog 1259                       125195      89      38534
Frog 1260                       125196      89      38535
Frog 1261                       125197      89      38536
Frog 1262                       125198      89      38537
Frog 1263                       125199      89      38538

                                   EXHIBIT B


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Frog 1264                      125200       89      38539
Frog 1265                      125201       89      38540
Frog 1266                      125202       89      38541
Frog 1267                      125203       89      38542
Frog 1268                      125204       89      38543

Frog 1269                      125205       89      38544
Frog 1270                      125206       89      38545
Frog 1271                      125207       89      38546
Frog 1272                      125208       89      38547
Frog 1273                      125209       89      38548

Those certain fee lands located in T 22 S - R 43 E, WM, in Malheur County,
Oregon:

     Section 11:  S 1/2 (surface only)
     Section 12:  W 1/2SW 1/4 (surface only)
     Section 13:  NW 1/4SW 1/4, W 1/2NW1/4 (surface and minerals)
     Section 14: E 1/2 SE 1/4, SW 1/4 SE 1/44(surface and minerals) N 1/2, NW 1/4SE 1/4 (surface only)
     Section 15:  S 1/2SE 1/4 (surface only)

Il. The following fee lands subject to that certain Mining Lease and Option to Purchase dated September 11, 1989 between John J. Bishop and Henry F. Bishop, dba Bishop Brothers, Ann Schlupe, and Frank B. Bishop, located in T 22 S R 43 E, WM, in Malheur County, Oregon:

     Section 12: SE 1/4 SW 1/4 (minerals only)
     Section 13: NE 1/4NW 1/4 (minerals only)

III. The following unpatented lode mining claims subject to that certain Mining Lease and Option to Purchase dated March 5, 1986, between Sherry & Yates, Inc. and Atlas Precious Metals Inc., as amended July 25, 1991, and located in Sections 7, 8, 17, and 18, T 22 S - R 44 E, WM, in Malheur County, Oregon:


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Poison Springs # 1             74965        84      121750
Poison Springs # 2             74966        84      121751
Poison Springs # 3             74967        84      121752
Poison Springs # 4             74968        84      121753
Poison Springs # 5             74969        84      121754

                                   EXHIBIT B



                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Poison Springs # 6             74970        84      121755
Poison Springs # 7             74971        84      121756
Poison Springs # 8             74972        84      121757
Poison Springs # 9             74973        84      121758
Poison Springs # 10            74974        84      121759

Poison Springs # 11            74975        84      121760
Poison Springs # 12            74976        84      121761
Poison Springs # 13            74977        84      121762
Poison Springs # 14            74978        84      121763
Poison Springs # 15            74979        84      121764

Poison Springs 16, as amended  74980        90        1364
Poison Springs 16A             127904       90        1362
Poison Springs 17, as amended  74981        90        1365
Poison Springs 17A             127905       90        1363
Poison Springs # 18            74982        84      121767

Poison Springs 19, as amended  74983        90        6119
Poison Springs 20, as amended  74984        90        6120
Poison Springs 21, as amended  74985        90        6121
Poison Springs # 22            74986        84      121771
Poison Springs 23, as amended  74987        88       22375

Poison Springs 24, as amended  74988        90        6122
Poison Springs 25, as amended  74989        90        6123
Poison Springs # 26            74990        84      121775
Poison Springs # 27            74991        84      121776
Poison Springs # 28            74992        84      121777

Poison Springs 29, as amended  74993        90        6124
Poison Springs 30, as amended  74994        90        6125
Poison Springs 31, as amended  74995        90        6126
Poison Springs # 32            74996        84      121781
Poison Springs 33, as amended  82452        90        6127

                                   EXHIBIT B




                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Poison Springs 34, as amended  82453        90       6128
Poison Springs 35, as amended  82454        90       6129
Poison Springs 36, as amended  82455        88      22384
Poison Springs 37, as amended  82456        90       6130
Poison Springs#38, as amended  82457        86       2207


IV. The following unpatented lode mining claims subject to that certain Mining Lease and Agreement effective November 7, 1988 between Whelan's Mining and Exploration, Inc. and Atlas Precious Metals Inc. as amended October 18, 1996, and located in Section 5, T 22 S -R 44 E, WM, in Malheur County, Oregon:


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
GM - 1                         81293        85      126168
GM - 2                         81294        85      126169
GM - 3                         81295        85      126170
GM - 4                         81296        85      126171
GM - 5                         81297        85      126172

GM - 6                         81298        85      126173
GM - 7                         81299        85      126174
GM - 8                         81300        85      126175
GM - 9                         81301        85      126176
GM- 10                         81302        85      126177


V. The following unpatented lode mining claims subject to that certain Mining Lease dated March 3, 1989 between Martha G. Cook, David C. Gross, Murray Morris, and Robert C. Wolgamott and Atlas Precious Metals Inc. as amended February 11, 1997, and that certain Mining Lease dated June 10, 1989 between Donald L. Nickich and Atlas Precious Metals Inc., as amended and located in Sections 1 and 12, T 22 S -R 43 E, and in Sections 5 - 8, T 22 S - R 44 E, WM, in Malheur County, Oregon:


                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Quartz #1, as amended          37336        88      20057
Quartz #2, as amended          37337        88      20058
Quartz #3, as amended          37338        88      20059
Quartz #4, as amended          37339        88      20060
Quartz #5, as amended          37340        88      20061

                                   EXHIBIT B



                                BLM        MALHEUR COUNTY
CLAIM NAME                     ORMC #      BOOK     PAGE
----------                     ------      ----     -----
Quartz #6, as amended          37341        88      20062
Quartz #7, as amended          37342        88      20063
Quartz #8, as amended          37343        88      20064
Quartz #9, as amended          39495        88      20065
Quartz#10, as amended          37345        88      20066
Quartz#11, as amended          37346        88      20067
Quartz#12, as amended          37347        88      20068
Quartz#13, as amended          37348        88      20069
Quartz#14, as amended          37349        88      20070
Quartz#15, as amended          37350        88      20071
Quartz#16, as amended          37351        88      20072
Quartz#17, as amended          37352        88      20073
Quartz#18, as amended          37353        88      20074
Quartz#19, as amended          39114        88      20075
Quartz#20, as amended          39115        88      20076
Quartz#21, as amended          39116        88      20077
Quartz#22, as amended          39117        88      20078
Quartz#23, as amended          39118        88      20079
Quartz#24, as amended          39119        88      20080
Quartz#25, as amended          43771        88      20081
Quartz#26, as amended          43772        88      20082
Quartz#27, as amended          43773        88      20083
Quartz#28, as amended          43774        88      20085
Quartz#29, as amended          43775        88      20084
Quartz No. 30                  76749        84      122581
Quartz#31                      76750        84      122584
Quartz#32, as amended          76751        88      20086
Quartz#33                      106700       88      20087

VI.  State of Oregon Mineral Prospecting Permit # 1175 9:
     T 21 S - R 44 E, WM, Section 36
     T 22 S - R 44 E, WM, Section 16